Exhibit 10.4

FIRST AMENDMENT TO LEASE

1.0)         PARTIES

THIS AGREEMENT made the 4th day of May, 2011 is by and between 101 HUDSON LEASING ASSOCIATES (hereinafter “Landlord”) New Jersey general partnership, whose address is c/o Mack-Cali Realty Corporation, 343 Thornall Street, 8th Floor, Edison, New Jersey 08837-2206 and OPTIMER PHARMACEUTICALS, INC. (hereinafter “Tenant”), a Delaware corporation, whose address is 10110 Sorrento Valley Road, Suite C, San Diego, California 92121.

2.0          STATEMENT OF FACTS

2.1           Landlord and Tenant entered into a Lease dated February 9, 2011 (hereinafter “Lease”) setting forth the terms of occupancy by Tenant of 14,196 rentable square feet on the thirty-fifth (35th) floor (hereinafter “Premises”) at 101 Hudson Street, Jersey City, New Jersey (hereinafter “Building”); and

2.2           The Term of the Lease commences on the Commencement Date as defined in the Reference Page and ends on the last day of the month in which occurs the day immediately before the fifth (5th) anniversary of the Rent Commencement Date as defined in Paragraph (s) of the Reference Page; and

2.3           It has been determined that March 7, 2011 is the Commencement Date of the Term of the Lease.

3.0          STATEMENT OF TERMS

NOW, THEREFORE, in consideration of the Premises and the covenants hereinafter set forth, it is agreed:

3.1           The Commencement Date of the Term of the Lease is March 7, 2011 and the Expiration Date of the Term is June 30, 2016 and Paragraph (e) of the Reference Page is modified accordingly. The Rent Commencement Date is June 7, 2011.

3.2           Tenant hereby represents to Landlord that (i) there exists no default under the Lease either by Tenant or Landlord; and (ii) there exists no offset, defense or counterclaim to Tenant’s obligations under the Lease.

3.3           This Agreement is executed by the parties hereto for the purpose of providing a record of the Commencement Date, the Rent Commencement Date and Expiration Date of the Lease.

3.4           Tenant’s failure to sign this Agreement and return same to Landlord within ten (10) days after Tenant’s receipt of this Agreement shall be deemed to be Tenant’s acceptance of the Commencement Date, the Rent Commencement Date and Expiration Date as stated in this Agreement.

EXCEPT as modified herein, the Lease covering the Premises shall remain in full force and effect as if the same were set forth in full herein and Landlord and Tenant hereby ratify and confirm all the terms and conditions thereof.

THIS AGREEMENT shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns.

EACH PARTY AGREES that it will not raise or assert as a defense to any obligation under the Lease or this Agreement or make any claim that the Lease or this Agreement is invalid or unenforceable due to any failure of this document to comply with ministerial requirements including, but not limited to, requirements for corporate seals, attestations, witnesses, notarizations, or other similar requirements, and    each party hereby waives the right to assert any such defense or make any claim of invalidity or unenforceability due to any of the foregoing.

This Agreement may be executed in multiple counterparts, each of which, when assembled to include an original signature for each party contemplated to sign this Agreement, will constitute a complete and fully executed original. All such fully executed counterparts will collectively constitute a single agreement. Tenant expressly agrees that if the signature of Landlord and/or Tenant on this Agreement is not an original, but is a digital, mechanical or electronic reproduction (such as, but not limited to, a photocopy, fax, e-mail, PDF, Adobe image, JPEG, telegram, telex or telecopy), then such digital, mechanical or electronic reproduction shall be as enforceable, valid and binding as, and the legal equivalent to, an authentic and traditional ink-on-paper original wet signature penned manually by its signatory.

IN WITNESS THEREOF, Landlord and Tenant have hereunto set their hands the date and year first above written and acknowledge one to the other they possess the requisite authority to enter into this transaction and to sign this Agreement.

LANDLORD:				TENANT:

101 HUDSON LEASING ASSOCIATES				OPTIMERPHARMACEUTICALS, INC.

By:	MC Hudson Holding L.L.C., general partner
	By:	Mack-Cali Realty, L.P., sole member
		By:	Mack-Cali Realty Corporation,
General partner

By:	/s/ Christopher M. DeLorenzo	By:	/s/ John Prunty
	Christopher M. DeLorenzo		Name:	John Prunty
	Vice President of Leasing			(please print)
			Title:	CFO
(please print)